THE PARNASSUS FUNDS℠

Quarterly Report September 30, 2009

T H E P A R N A S S U S F U N D SSM

Q u a r t e r l y R e p o r t S e p t e m b e r 30 , 2 0 09

Parnassus Fund

Parnassus Small-Cap Fund

Parnassus Equity Income Fund

Parnassus Workplace Fund

Parnassus Mid-Cap Fund

Parnassus Fixed-Income Fund

Parnassus Fund	( PARNX)

Parnassus Equity Income Fund–Investor Shares	(PRBLX)

Parnassus Equity Income Fund–Institutional Shares	(PRILX)

Parnassus Mid-Cap Fund	(PARMX)

Parnassus Small-Cap Fund	( PARSX )

Parnassus Workplace Fund	(PARWX)

Parnassus Fixed-Income Fund	(PRFIX)

THE PARNASSUS FUNDSSM

November 9, 2009

Dear Shareholder:

Enclosed you will find quarterly reports for all six Parnassus Funds. I’m happy to report that all the equity funds had good returns. The stock market moved much higher, indicating that we’re coming out of the recession. Two of our funds — the Parnassus Workplace Fund and the Parnassus Small-Cap Fund — have more than earned back what they lost in 2008, and the other funds have earned back most of what they lost last year.

The Parnassus Workplace Fund and the Parnassus Small-Cap Fund are relatively new Parnassus Funds, but they have both had remarkable performance. The Small-Cap Fund was our best-performing fund for the quarter, gaining 22.53% compared to 19.28% for the Russell 2000 Index of smaller companies. For the year-to-date, our best-performing fund was the Workplace Fund, which gained an impressive 49.59%, compared to 19.26% for the S&P 500 Index.

I would like to thank all of you for investing in the Parnassus Funds. Last year was a very difficult one for us, so I’m happy that we have been able to provide some very nice returns for our shareholders this year.

Yours truly,

Jerome L. Dodson, President
Parnassus Investments

THE PARNASSUS FUNDS	1

THE PARNASSUS FUND

As of September 30, 2009, the net asset value per share (“NAV”) of the Parnassus Fund was $33.16, so the total return for the quarter was 19.93%. This compares to 15.61% for the S&P 500 Index (“S&P 500”), 16.33% for the Lipper Multi-Cap Core Average, which represents the average return of all multi-cap core funds followed by Lipper Inc. (“Lipper average”) and 15.91% for the Nasdaq Composite Index (“Nasdaq”). For the quarter, the Parnassus Fund gained substantially more than its three benchmarks.

The Fund is ahead of the indices for the year-to-date as well, up 40.57% compared to a gain of 19.26% for the S&P 500, 25.00% for the Lipper average and 35.59% for the Nasdaq.

Because of our strong performance this year, the Fund has made up much of what we lost since the end of 2007. From December 31, 2007 until September 30, 2009, the Fund is down just 7.40%, compared to a loss of 24.85% for the S&P 500.

On the right, you will find a table comparing the Parnassus Fund with the S&P 500, the Lipper average and the Nasdaq over the past one-, three-, five- and ten-year periods. As you can see, we’re substantially ahead of all three indices for all time periods. I’m very proud of our record, especially the one-year period, where we’re more than ten percentage points ahead of the S&P 500, and the three-year record, where we’ve managed a positive return during a time when all the indices were posting negative returns.

Average Annual Total Returns for periods ended September 30, 2009	One Year	Three Years	Five Years	Ten Years	Gross Expense Ratio	Net Expense Ratio

THE PARNASSUS FUND	3.22%	1.11%	3.31%	3.41%	1.02%	0.99%

S&P 500 Index	-6.91%	-5.42%	1.02%	-0.15%	NA	NA

Lipper Multi-Cap Core Average	-3.38%	-4.46%	1.77%	2.41%	NA	NA

Nasdaq Composite Index	2.54%	-1.18%	3.12%	-1.96%	NA	NA

Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted. Current performance information to the most recent month-end is available on the Parnassus Investments website (www.parnassus.com). Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original principal cost. Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The S&P 500 Index and the Nasdaq Composite Index are unmanaged indices of common stocks, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do. Prior to May 1, 2004, the Parnassus Fund charged a sales load (maximum of 3.5%), which is not reflected in the total return calculations. Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus, which contains this and other information. The prospectus is available on the Parnassus Investments website, or one can be obtained by calling (800) 999-3505. As described in the Fund’s current prospectus dated May 1, 2009, Parnassus Investments has contractually agreed to limit the total operating expenses to 0.99% of net assets, exclusive of acquired fund fees, until May 1, 2010. This limitation may be continued indefinitely by the Adviser on a year-to-year basis.

Company Analysis

For the quarter, virtually all the companies in the portfolio were winners. Each of the 12 top performers accounted for gains of 20¢ or more on the NAV. No company in the portfolio registered a significant loss. Corning lost the most, but only subtracted 5¢ from the NAV. Its stock dropped 4.7% during the quarter, going from $16.06 to $15.31. Corning makes the glass used in computer monitors and high-definition television sets, and weaker orders for those items caused its price to decline. We’re holding on to the stock, since we think the demand for monitors and television sets will increase substantially as the economy improves.

I only have space to write about five of the 12 winners in the portfolio, but of the 12, seven were technology companies spread over several industries, two were financials, two were homebuilders and one was a retailer. That will give you a good idea of what kind of companies drove our performance. The seven companies that I will not discuss in detail, but will mention in passing, are: homebuilders DR Horton and Pulte Homes, discount retailer Target and technology companies Lam Research, Google, Altera and Cisco.

2	THE PARNASSUS FUNDS

The company that helped us the most was optical networking company Ciena, which contributed an astonishing 48¢ for each Parnassus Fund share, soaring 57.3% during the quarter from $10.35 to $16.28. The company provides optical networking equipment for telephone companies, and investors drove the stock higher on expectations that capital spending on telecommunications would increase after the first half of 2009. Ciena also reported quarterly results that exceeded expectations based on improved cost control.

American Express contributed 44¢ to each fund share, as its stock rocketed up 45.9% from $23.24 to $33.90. The outlook for losses in the credit card business improved during the third quarter, as it appeared that net charge-offs peaked in the second quarter, and the delinquency rate has been improving since the first of the year.

Goldman Sachs added 26¢ to the NAV with its shares climbing 25.0% from $147.44 to $184.35 on sharply higher earnings, primarily driven by growth in both fixed-income and equity trading revenue. With the disappearance of some major investment banking firms and the weakened state of others, Goldman faces less competition in trading. Goldman’s underwriting business also showed strength as the rising stock market has enabled companies to issue new shares.

Seagate Technology, maker of hard disk drives, contributed 25¢ to each Parnassus Fund share, as its stock shot up 45.4% from $10.46 to $15.21. The company said that demand for disk drives was growing, inventory levels were low and the company expected to get better prices for its drives. Seagate also said there was increased demand for drives in the higher-margin notebook and desktop markets, which will help gross margins.

Semiconductor equipment-maker Applied Materials also increased the NAV by 25¢, as its stock climbed 22.2% from $10.97 to $13.40. Orders for semiconductors have increased, especially for memory chips, so chipmakers are starting to order more equipment.

Outlook And Strategy

This section represents my thoughts, and applies to the three funds that I manage: the Parnassus Fund, the Parnassus Small-Cap Fund and the Parnassus Workplace Fund. The other portfolio managers will discuss their thoughts in their respective reports.

The market made a strong comeback in the third quarter with small-cap companies leading the way. The S&P 500, which represents mostly large-cap companies, was up 15.61% for the quarter, while the Russell 2000 Index representing smaller companies was up 19.28%. This quarter continued a trend started in the second quarter with the stock market moving higher, fueled by small-company and technology shares. For the year-to-date, the Russell 2000 is up 22.43% and the tech-heavy Nasdaq is up 35.59%, compared to a gain of 19.26% for the S&P 500. Coming out of a recession, both small-cap and technology stocks tend to lead the market higher, so I will continue to emphasize those issues in our investment strategy.

It appears that we’re now out of the recession, and the economy is expanding again. This is normally the time in the economic cycle when stocks do quite well, so we have a favorable outlook.

The economic recovery this time may not be as strong as it usually is, because people are saving more and spending less. Banks have restrained their lending and unemployment is high, so these factors will also temper the expansion. I don’t think there will be a double dip recession; the strong stimulus from the government will keep the economy moving forward. On balance, I think it’s probably healthier that we are borrowing less, spending less and saving more. Although we probably won’t have the strong demand that moves the economy sharply higher after a recession, we probably won’t have the bust that almost always follows an overheated expansion.

THE PARNASSUS FUNDS	3

The statistic that concerns me the most is the unemployment rate, which is now almost 10% nationally, and here in California, it’s over 12%. Unemployment is a terrible thing, and it’s a tragedy from an individual point of view. Two of my nieces were recently laid-off, and they are highly qualified, hard-working people, so the economic downturn is hitting all kinds of people, not just the marginal performers. In addition to all the personal pain caused by the economic downturn, it means a lot of people won’t have money to spend, so they won’t be able to consume much or make investments. This puts an enormous drag on the economy.

It seems contradictory that the economy should be expanding and the stock market climbing, while unemployment moves higher. The explanation is that the stock market is a leading indicator, while the unemployment rate is a lagging indicator. Right now, most businesses are not ready to hire. Employers have been traumatized by the severe recession, and they’re too worried about the future to hire more people. Even though the stock market is moving higher and orders may be increasing somewhat, most employers want to wait and see what happens. At some point, though, business will have improved so much that employers will have to hire more workers, just to keep up with the higher level of economic activity. At this point, the number of jobs will increase and the unemployment rate will decline. It’s hard to say when this will happen, but it will take a while. My view is that it will be in the middle of next year before the unemployment rate moves sharply lower.

Yours truly,

Jerome L. Dodson,
President Parnassus Investments

4	THE PARNASSUS FUNDS

THE PARNASSUS EQUITY INCOME FUND

As of September 30, 2009, the NAV of the Parnassus Equity Income Fund – Investor Shares was $22.41, so after taking dividends into account, the total return for the third quarter was 12.20%. This compares to a gain of 15.61% for the S&P 500 and a return of 14.92% for the Lipper Equity Income Fund Average, which represents the average return of all equity income funds followed by Lipper Inc. (“Lipper average”).

Since the beginning of the year, the Fund is up 17.58% versus a gain of 19.26% for the S&P 500 and a return of 16.20% for the Lipper average. While we’re behind the S&P 500 for the year-to-date, we’ve outpaced the Lipper average. Due to this gain, the Fund has now recovered over 90% of the decline it suffered in last year’s bear market.

Most importantly, the Fund’s long-term performance remains outstanding. Our one-, three-, five- and ten-year returns beat both the S&P 500 and Lipper average for all periods. In fact, our 10-year annual return of 6.99% far exceeds the negative 0.15% annual return for the S&P 500.

Below is a table that compares the performance of the Fund with that of the S&P 500 and the average equity income fund followed by Lipper. Average annual total returns are for the one-, three-, five- and ten-year periods.

Average Annual Total Returns for periods ended September 30, 2009	One Year	Three Years	Five Years	Ten Years	Gross Expense Ratio	Net Expense Ratio

PARNASSUS EQUITY INCOME FUND–

Investor Shares	-4.95%	2.44%	5.21%	6.99%	1.02%	1.01%

Institutional Shares	-4.74%	2.66%	5.37%	7.07%	0.81%	0.80%

S&P 500 Index	-6.91%	-5.42%	1.02%	-0.15%	NA	NA

Lipper Equity Income

Fund Average	-6.42%	-5.12%	1.76%	2.67%	NA	NA

The performance of Institutional Shares differs from that shown for the Investor Shares to the extent that the Classes do not have the same expenses. Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted, and current performance information to the most recent month-end is on the Parnassus Investments website (www.parnassus.com). Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original principal cost. Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The S&P 500 is an unmanaged index of common stocks, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do. On March 31, 1998, the Fund changed its investment objective from a balanced portfolio to an equity income portfolio. Before investing, an investor should carefully consider the investment objectives, risk, charges and expenses of the Fund and should carefully read the prospectus, which contains this and other information. The prospectus is on the Parnassus Investments website, or you can obtain one by calling (800) 999-3505. As described in the Fund’s current prospectus dated, May 1, 2009, Parnassus Investments has contractually agreed to limit the total operating expenses to 0.99% and 0.78% of net assets, exclusive of acquired fund fees, through May 1, 2010 for the Investor Shares and Institutional Shares, respectively. These limitations may be continued indefinitely by the Adviser on a year-to-year basis. Parnassus Equity Income Fund – Institutional Shares incepted on April 28, 2006. Performance shown prior to the inception of the Institutional Shares reflects the performance of the Parnassus Equity Income Fund – Investor Shares and includes expenses that are not applicable to and are higher than those of the Institutional Shares.

Third Quarter Review

While the Fund generated a solid 12.2% return, it underperformed the S&P 500 by 3.4 percentage points during the third quarter. The 15.6% gain posted by the S&P 500 was fueled by optimism about an economic recovery. Even though the economy is still not back to full strength, the stock market typically anticipates recoveries. Investors were also cheered by better consumer confidence, a stabilizing housing market and improved industrial production figures.

During the recent market rally, many of the biggest winners were lower-quality stocks that suffered large losses in the bear market of 2008. For instance, insurance company AIG, a poster child of the financial meltdown, rose an astonishing 95% over the last three months! This trend of lower-quality companies doing well seemed to accelerate during the quarter. According to a Morgan Stanley report, the lowest quintile of companies ranked by return on equity(ROE), a measure of business quality, trounced the S&P 500 by 8.9% in September!

This made it tough for us to keep up with the market, because we favor companies with high returns on equity. In fact, the average return on equity of our portfolio companies is 20.9%, which is well above the 11.3% average for the S&P 500. As a result of our focus on quality, the third quarter was simply not our ballgame to win.

THE PARNASSUS FUNDS	5

Another dynamic that hurt short-term performance was our overweight position in healthcare stocks, which trimmed 1.1% off our performance relative to the S&P 500. While most of our healthcare stocks rose during the quarter, they went up a lot less than the market, given investors’ concerns about the effect reform might have on healthcare earnings. While reform may lower profit margins for some of our companies, we expect our investments to pay off over time.

Company Analysis

The Fund was fortunate to have no stocks that significantly reduced the NAV during the third quarter. The largest contributor to our NAV was the household conglomerate Procter & Gamble (P&G), which rose 13.4% from $51.10 to $57.92, and added 15¢ to the Fund’s share price. The stock took a hit earlier this year, as some customers traded down from more expensive brands, such as P&G’s Tide, to cheaper competitive offerings. New CEO Bob McDonald assumed his post in June and is working hard to regain lost market share by cutting some prices, introducing new products and revamping P&G’s marketing strategy. The early returns look good, as P&G announced in early September that sales growth was improving.

Insurance company AFLAC added 15¢ to the Fund’s NAV, as its stock jumped 37.5% to $42.74 from $31.09. As I wrote last quarter, AFLAC’s stock took a hit during early 2009 due to concerns about large potential losses in its investment portfolio. Our research indicated that the company could suffer some losses if the economy stayed weak, but that it had plenty of capital to weather the storm. The stock soared during the third quarter, as the prospect of an improving economy reduced fears about AFLAC’s bond portfolio.

ProLogis, an industrial real estate investment trust, added 12¢ to the Fund’s share price. The stock jumped 46.2% from $8.06 to our average selling price of $11.78 during the quarter. We started buying the stock in 2007 at about $50 per share, because the company owned distribution warehouses across the globe that would benefit from increased global trade. Unfortunately, when investment bank Lehman Brothers collapsed, ProLogis’ ability to finance its business became impaired. I miscalculated this risk, and the stock fell to very low levels in late 2008 and early 2009. After an exhaustive analysis, and based on the recommendation of analyst Ben Allen, I decided to add significantly to our position. Ben told me the stock could reach $12 within a few years as the company restructured its operations and strengthened its balance sheet.

Surprisingly, ProLogis reached our long-term price target in just five months. As a result, we sold the stock. In the end, we lost some money on the ProLogis experience, but gained a valuable lesson about the risk of short-term financing. A company can have great assets, but if it faces a liquidity squeeze, the downside can be significant.

Microsoft also added 12¢ to the NAV, as its stock rose 8.9% for the quarter from $23.77 to $25.89. The stock moved higher based on expectations for Microsoft’s launch of Windows 7 this fall. In addition, a recovering economy bodes well for Microsoft.

6	THE PARNASSUS FUNDS

Energen, the Alabama-based utility company that owns oil and gas production assets, added 10¢ to the Fund’s price as the stock rose 8.0% from $39.90 to $43.10. The company is poised for strong performance, because it pre-sold or “hedged” much of its 2010 oil and gas production at high prices during the energy bubble of 2008. Longer-term, Energen should perform well because it owns valuable low-cost, long-lasting reserves. The company has sufficient reserves to maintain current production for 18 years.

We sold a portion of our Energen position during the third quarter for risk management purposes as the position grew very large. Nevertheless, we remain a large shareholder of Energen, and it’s still a top ten holding of the Fund.

Accenture, the technology consulting and outsourcing firm, boosted the Fund’s NAV by 10¢ in the quarter as its stock rose 11.4% from $33.46 to $37.27. Despite softness in the economy, Accenture continues to generate strong bookings, cash flow and earnings, because demand is still relatively healthy for its outsourcing services. As proof of this strength, the company just announced a 50% dividend increase and a $4 billion stock buyback plan. Accenture’s competitive advantages continue to grow, and its return on capital is above 50%. This is certainly our kind of business.

Outlook And Strategy

The S&P 500 is now up 53% since the March low. This is a fascinating time, because the market seems to move higher on just about any news. If a jobs report is weak, Wall Street cheers because the data are “less bad” than the last report. Positive data pushes stocks up, because it indicates a rapid “V-shaped” recovery is on the way. In either case, government officials vow to keep supporting the economy, and the Federal Reserve signals that it will keep interest rates at all-time lows.

While things have certainly improved from the dark days of the credit crisis, I still think the recovery will be slow. The reason is unemployment. The economy lost 263,000 jobs in September, and the unemployment rate of 9.8% is at a 26-year high. Because several areas of our economy still suffer from overcapacity, I don’t expect significant job creation anytime soon. In addition, while many companies are reporting better-than-expected earnings, the most common reason is cost-cutting, not revenue growth. Since “cost-cutting” usually means people lose jobs, this trend does not bode well for an improvement in employment. And without an improvement in employment, consumer spending should remain subdued for an extended period of time.

In spite of my concerns about employment and consumer spending, I understand that stocks could continue to move higher for a while. In fact, the stock market may even do better in a tepid recovery than a rapid “V-shaped” one. The reason is that a sluggish recovery would justify more government stimulus and allow the Federal Reserve to keep interest rates low. These two factors usually encourage investors to put even more money into the stock market, thereby boosting share prices.

The Fund is currently overweight relative to the S&P 500 index in the healthcare, energy-utilities, industrial and technology sectors. These industries offer the best long-term opportunities given our outlook for a slow economic recovery. I think healthcare is a very interesting sector right now. Many healthcare stocks have suffered recently because of uncertainty regarding how government reform might affect profitability. Because our healthcare companies offer low-cost solutions or novel medical technology, they should help keep healthcare costs down while providing a valuable service to society. If they do, their earnings and stock prices should rise even after reform is enacted.

THE PARNASSUS FUNDS	7

The Fund purchased shares in the Royal Bank of Canada (RBC) and Nike during the third quarter. Nevertheless, we are still underweight relative to the S&P 500 index in financial and consumer stocks. I expect many companies in these sectors to suffer as households continue to work down their debt loads. We own RBC and Nike, because they are positioned to grow nicely over time and increase their competitive advantages. They are both run by strong management teams, and their stocks are at reasonable valuations.

While the recovery may be uneven, we have high conviction that our portfolio companies can do well over the long-term. In a complex world, I like to keep things simple. We look for businesses that sell products that will be more relevant in our lives. They’ve got to have a clear competitive advantage and be run by ethical and competent people. If a company meets these tests, and its stock is at a good valuation, we’re buyers.

Thank you for your trust and investment in the Fund.

Yours truly,

Todd C. Ahlsten
Chief Investment Officer

8	THE PARNASSUS FUNDS

THE PARNASSUS MID-CAP FUND

As of September 30, 2009, the NAV of the Parnassus Mid-Cap Fund was $15.03, so the total return for the quarter was a gain of 14.91%. This compares to a gain of 20.62% for the Russell MidCap Index (“Russell MidCap”) and a gain of 18.86% for the Lipper Mid-Cap Core Average, which represents the average return of all mid-cap core funds followed by Lipper Inc. (“Lipper average”). Although the Fund lagged behind its benchmarks for the quarter, we are pleased to have achieved such a positive return for shareholders.

For the year-to-date, the Fund achieved a strong gain but trailed our indices. The Fund is up 25.25% compared to a gain of 29.81% for the Lipper average and 32.63% for the Russell MidCap index.

Our strategy of picking quality stocks at discounted prices is generating solid long-term results. The Fund’s one- and three-year returns beat both the Russell Midcap index and the Lipper average. In spite of the underperformance this quarter, we’ve managed to outpace both of our benchmarks since assuming the role of portfolio managers of the Parnassus Mid-Cap Fund twelve months ago. For the year ending September 30, 2009, the Fund is ahead of the Lipper average by 1.39% and the Russell MidCap index by 1.21%.

Below is a table comparing the Parnassus Mid-Cap Fund with the Russell Index and the Lipper average for the one- and three-year periods, for the period since September 30, 2005 when we first had most of the Fund’s assets invested in stock (as opposed to cash) and for the period since inception on April 29, 2005.

Average Annual Total Returns for periods ended September 30, 2009	One Year	Three Years	Since September 30, 2005	Since Inception April 29, 2005	Gross Expense Ratio	Net Expense Ratio

PARNASSUS MID-CAP FUND	-2.34%	-1.93%	2.04%	1.67%	2.26%	1.21%

Russell Midcap Index	-3.55%	-4.07%	-0.83%	2.23%	NA	NA

Lipper Mid-Cap Core Average	-3.73%	-3.87%	-1.08%	1.79%	NA	NA

Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted. Current performance information up to the most recent month-end is on the Parnassus Investments website (www.parnassus.com). Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original principal cost. Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The Russell Midcap Index is an unmanaged index of common stocks, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do. Mid-cap companies can be more sensitive to changing economic conditions and have fewer financial resources than large-cap companies. Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus, which contains this and other information. The prospectus is available on the Parnassus Investments website, or one can be obtained by calling (800) 999-3505. As described in the Fund’s current prospectus dated May 1, 2009, Parnassus Investments has contractually agreed to limit the total operating expenses to 1.40% of net assets, exclusive of acquired fund fees, until May 1, 2010. Effective with the year ending December 31, 2008, Parnassus Investments has agreed to further reduce the total operating expenses to 1.20% of net assets, exclusive of acquired fund fees. These limitations may be continued indefinitely by the Adviser on a year-to-year basis.

Third Quarter Review

During the quarter, the Russell Midcap index climbed 20.62% and the Lipper average rose 18.86%. Despite the Fund’s strong return of 14.91% in the quarter, we fell short of our indices. In general, smaller, lower-quality stocks led the way this past quarter, with consumer discretionary and financial sector stocks posting big gains for the Russell. The Parnassus Mid-Cap Fund focuses on higher-quality companies and was underweight relative to the Russell index in the consumer discretionary and financial sectors given our concerns over unemployment, consumer spending and bank health. These factors hurt us this quarter.

THE PARNASSUS FUNDS	9

Company Analysis

Almost all of the companies in the portfolio posted positive returns during the quarter. The biggest positive contributor was ProLogis, the global real estate investment trust. ProLogis’ stock rose 40.8% from $8.06 to our average selling price of $11.35, increasing the NAV by 16¢. As of quarter-end, we were no longer invested in the company. We first bought shares in ProLogis during the summer of 2007, and added to the position during the turbulent days of the financial meltdown. As the stock recovered during the most recent quarter, it hit our price target, and we decided to exit the position.

Another winner was insurance company AFLAC, which boosted the Fund’s NAV by 11¢, as its stock rose 37.5% to $42.74 from $31.09. AFLAC continued to prove that its balance sheet is strong enough to withstand potential losses in its investment portfolio. We think that the company will generate attractive earnings and cash flow for years to come, so we’ve held onto our shares, even after the large increase in its price.

Technology service-provider Cognizant was our third largest contributor in the quarter, rising 45% and adding 11¢ to the Fund’s NAV. The company’s India-based delivery model, which includes offering high-quality services to large corporations at discounted prices, has proven far more resilient than many expected during this economic downturn. We still like the stock, as Cognizant should gain market share and post strong earnings growth as the economy improves.

Two companies negatively impacted the NAV by 1¢ or more. Laboratory Corporation of America, a large clinical laboratory, was our biggest loser, despite clipping only 2¢ from the Fund’s NAV. At the quarter’s end, we were no longer invested in the company. We sold our shares in light of uncertainty, as to how healthcare reform might impact the company and its main customers, the HMOs.

Deere & Company, a new investment added during the quarter, negatively impacted the NAV by 1¢ as the stock moved down by 4.8% to $42.92 from our average cost of $45.12. Deere is the world’s leading farm-equipment-maker. While poor credit for farmers has hurt the stock recently, we believe 2009 is likely to be only a pause in the shares’ long upward trend. Farm cash incomes remain near record levels, and farm debt levels are the lowest in a generation. We also like management’s strategy of focusing on working capital optimization, preserving a nearly $2 billion cash stockpile and maintaining healthy conditions at its finance subsidiary.

10	THE PARNASSUS FUNDS

Outlook and Strategy

With the unemployment rate at a 26-year high of 9.8%, there is no doubt that we are still in tough economic times. And with so many Americans out of work, weaker consumer spending should persist into 2010. However, there are some positive indications that the recession is abating, as manufacturing activity is expanding and housing prices are stabilizing in many parts of the country. Low interest rates and improving access to credit should also support gradual economic expansion. The markets may well move higher, as investors get comfortable that the worst is behind us.

From a sector standpoint, we are overweight relative to the Russell Midcap index in the information technology, healthcare and industrial sectors. The companies we own in these areas have been relatively resilient during the economic downturn, and offer solid, long-term return potential based on ability to grow revenue and increase their competitive advantages.

Our overall strategy has not changed. We continue to focus our research on identifying well-priced industry leaders with secular growth opportunities, healthy balance sheets and great management teams. We believe our strategy of buying quality stocks at discounted prices will work well as we move out of the recession and into a potentially slow-growth recovery period.

For further detail on our investment strategy, please refer to the strategy section prepared by our Chief Investment Officer, Todd Ahlsten. This can be found at the end of the report he has prepared for the Parnassus Equity Income Fund.

Thank you for investing with us.

Yours truly,

Benjamin E. Allen	Matthew D. Gershuny	Lori A. Keith

Portfolio Manager	Portfolio Manager	Portfolio Manager

THE PARNASSUS FUNDS	11

THE PARNASSUS SMALL-CAP FUND

As of September 30, 2009, the NAV of the Parnassus Small-Cap Fund was $17.89, so the total return for the quarter was 22.53%. This compares to 19.28% for the Russell 2000 Index (“Russell 2000”) and 18.64% for the Lipper Small-Cap Core Average, which represents the average return of all small-cap funds followed by Lipper Inc. (“Lipper average”), so the Fund beat both its benchmarks for the quarter.

For the year-to-date, the Parnassus Small-Cap Fund has gained an impressive 41.65%, compared to 22.43% for the Russell 2000 and 26.17% for the Lipper average. What’s remarkable about the Fund’s performance this year is that it has completely made up for the losses the Fund has experienced since the end of 2007; it has had a positive return since that time. From December 31, 2007 until September 30, 2009, the Fund has gained 6.12% compared to a loss of 18.96% for the Russell 2000.

Below is a table comparing the performance of the Parnassus Small-Cap Fund with that of the Russell 2000 and the Lipper average for the one- and three-year periods, for the period since September 30, 2005 when we first had most of our assets in stock (as opposed to cash) and the period since inception on April 29, 2005. The Fund is ahead of both of the indices for all time periods, but what’s really remarkable is that the Fund has had a positive return for both the one- and three-years periods, while the benchmarks are showing substantial negative returns for those periods.

Average Annual Total Returns for periods ended September 30, 2009	One Year	Three Years	Since September 30, 2005	Since Inception April 29, 2005	Gross Expense Ratio	Net Expense Ratio

PARNASSUS SMALL-CAP FUND	2.37%	2.82%	6.29%	6.19%	1.88%	1.21%

Russell 2000 Index	-9.55%	-4.57%	-1.14%	2.32%	NA	NA

Lipper Small-Cap Core Average	-6.42%	-4.63%	-1.78%	1.59%	NA	NA

Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted. Current performance information to the most recent month-end is available on the Parnassus Investments website (www.parnassus.com). Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original principal cost. Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The Russell 2000 Index is an unmanaged index of common stocks, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do. Small-cap companies can be particularly sensitive to changing economic conditions and have fewer financial resources than large-cap companies. Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus, which contains this and other information. The prospectus is on the Parnassus Investments website, or one can be obtained by calling (800) 999-3505. As described in the Fund’s current prospectus dated May 1, 2009, Parnassus Investments has contractually agreed to limit the total operating expenses to 1.20% of net assets, exclusive of acquired fund fees, until May 1, 2010. For the year ending December 31, 2008, Parnassus Investments has agreed to further reduce the total operating expenses to 1.20% of net assets exclusive of acquired fund fees. These limitations may be continued indefinitely by the Adviser on a year-to-year basis.

Historically, small-cap companies have done very well as the economy emerges from a recession. I expect small-cap names to lead the way again during this part of the economic cycle, so we will stay fully invested in small-cap issues.

Company Analysis

Almost all the companies in the Parnassus Small-Cap Fund were winners, and there were no significant losers. Ten companies each contributed 10¢ or more to the NAV of the Parnassus Small-Cap Fund. Three of them were technology companies in three different industries (CIENA, Mentor Graphics and Cymer), two of them were industrials (Nordson and Graco), two were energy companies (W&T Offshore and Quicksilver Resources), one was a chemical company (Terra Industries), one was a retailer (Whole Foods) and one was a homebuilder (Pulte Homes), so there was a diversity of sectors that performed well for the Fund.

12	THE PARNASSUS FUNDS

There is only space to write about five of them, so we will focus on the five biggest winners. Optical networking company CIENA contributed an amazing 35¢ to each fund share, as the stock soared 57.3% from $10.35 to $16.28 during the quarter. The company provides optical networking equipment for telephone companies, and investors drove the stock higher on expectations that capital spending on telecommunications would increase after the first half of 2009. CIENA also reported quarterly results that exceeded expectations based on improved cost control.

Mentor Graphics makes software used in designing semiconductors, and its stock rocketed up an amazing 70.2% from $5.47 to $9.31 for a gain of 31¢ for each fund share. Spending for research and development software is increasing at semiconductor-manufacturers in response to stronger demand for electronic items like smartphones and personal computers.

Nordson makes equipment for applying adhesives and coatings, and its stock price shot up 45.1% from $38.66 to $56.09 for an increase of 25¢ on the NAV. Rising demand in both the company’s technology and consumer non-durable end-markets combined with cost controls to improve Nordson’s revenue and earnings.

Whole Foods Market saw a stunning 60.6% increase in its stock price from $18.98 to $30.49 for a gain of 19¢ for each fund share. Sales gains for the first time in six quarters triggered the move higher, while cost controls increased margins. Whole Foods has been able to keep its prices relatively low, as its costs for produce and other foods have actually declined.

Natural gas-producer Quicksilver Resources added 15¢ to the NAV, as its stock rose 52.7% from $9.29 to $14.19. The stock had been trading at depressed levels, because natural gas prices dropped, as inventory rose to record-high levels. Prices are still low and inventory is still high, but Quicksilver announced positive results from natural gas tests from its first completed well in Horn River Basin in British Columbia.

Yours truly,

Jerome L. Dodson, President Parnassus Investments

THE PARNASSUS FUNDS	13

THE PARNASSUS WORKPLACE FUND

As of September 30, 2009, the NAV of the Parnassus Workplace Fund was $18.28, so the total return for the quarter was 18.70%. This compares to 15.61% for the S&P 500 and 16.33% for the Lipper Multi-Cap Core Average, which represents the average return of all multi-cap core funds followed by Lipper Inc. (“Lipper average”), so the Fund beat both benchmarks for the quarter.

For the year-to-date, the Parnassus Workplace Fund was the best-performing of all the Parnassus Funds, gaining an amazing 49.59% compared to 19.26% for the S&P 500 and 25.00% for the Lipper average. Remarkably, the Fund has made up all the losses it incurred since the end of 2007. From December 31, 2007 through September 30, 2009, the Parnassus Workplace Fund gained 4.81%, compared to a loss of 24.85% for the S&P 500.

Below is a table comparing the performance of the Workplace Fund with that of the S&P 500 and the Lipper average for the one- and three-year periods, for the period since September 30, 2005 when we first had most of our assets in stock (as opposed to cash) and the period since inception on April 29, 2005. I’m happy to report that the Fund beat both of the benchmarks for all time periods. Most remarkable, though, is the one-year period, where the Fund beat the S&P 500 by almost 20 percentage points, and the three-year period, where the Fund beat the S&P 500 by an average of over ten percentage points per year.

Average Annual Total Returns for periods ended September 30, 2009	One Year	Three Years	Since September 30, 2005	Since Inception April 29, 2005	Gross Expense Ratio	Net Expense Ratio

PARNASSUS WORKPLACE FUND	13.03%	5.07%	6.88%	6.43%	2.34%	1.21%

S&P 500 Index	-6.91%	-5.42%	-1.61%	0.07%	NA	NA

Lipper Multi-Cap

Core Average	-3.38%	-4.46%	-1.25%	1.03%	NA	NA

Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted. Current performance information to the most recent month-end is available on the Parnassus Investments website (www.parnassus.com). Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original principal cost. Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The S&P 500 Index is an unmanaged index of common stocks, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do. Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus, which contains this and other information. The prospectus is available on the Parnassus Investments website, or one can be obtained by calling (800) 999-3505. As described in the Fund’s current prospectus dated May 1, 2009, Parnassus Investments has contractually agreed to limit the total operating expenses to 1.20% of net assets, exclusive of acquired fund fees, until May 1, 2010. This limitation may be continued indefinitely by the Adviser on a year-to-year basis.

Some of you may remember that the Parnassus Workplace Fund began as an experiment over four years ago to see if companies with good workplaces could have superior stock-market returns. It seemed logical to me at the time, that a company that treated its workers with respect should do better as a business than the average company. My view was that happy workers should work harder and more effectively, than those who aren’t employed in a great workplace.

Empirical data supported this notion when Milton Moskowitz, co-author of Fortune magazine’s annual list of the 100 Best Places to Work, showed me a study by Russell Investments (creator of the Russell 2000 and other stock market indices), indicating that the investment performance of the 100 Best over the years had substantially outperformed the S&P 500. So, we had both a reasonable proposition and some empirical data, but I was still uncertain if the concept would actually work in real life. There have been many investment strategies that have been very successful on paper, but when real money was used, the system stopped working.

In any case, I decided to give it a try. Parnassus Investments retained Milton Moskowitz as a consultant, and we launched the Parnassus Workplace Fund in early 2005. We now have well over four years of investment history with the Parnassus Workplace Fund, and the results have been remarkable. There are strong indications that companies that treat their employees well do better in business and can have superior stock market returns.

14	THE PARNASSUS FUNDS

Company Analysis

Five companies each accounted for gains of 12¢ or more to each fund share. Technology drove the Fund’s quarterly performance, as four of the five were technology issues, and one was an industrial firm that has technology as an important end-market. Nordson was the big winner, as its stock price zoomed up 45.1% from $38.66 to $56.09 while contributing 15¢ to the NAV. Nordson makes equipment for applying adhesives and coatings, and rising demand in both the company’s technology and consumer non-durable end-markets combined with cost controls to improve Nordson’s revenue and earnings.

Autodesk, producer of software for construction design, added 15¢ to each fund share, as its stock rose 25.4% from $18.98 to $23.80. The company’s financial results improved on cost reduction measures and an upturn in software sales in anticipation of a recovery in the construction market.

Semiconductor-manufacturer Altera rose 26.0% from $16.28 to $20.51 for an increase of 14¢ per fund share. Demand is starting to rebound for the company’s excellent programmable logic devices used in communication and computing.

Networking giant Cisco Systems contributed 12¢ to the NAV, as its stock climbed 26.3% from $18.64 to $23.54. The company announced that orders for its telecommunications equipment are growing rapidly, in some cases at double-digit percentage rates.

Applied Materials boosted the NAV by 12¢, as its stock rose 22.2% from $10.97 to $13.40. Orders for semiconductors have increased, especially for memory chips, so chipmakers are starting to order more equipment. Besides equipment for semiconductor manufacturing, Applied makes equipment for use in producing solar cells, and this is becoming a more important part of its business and an area for future growth.

Yours truly,

Jerome L. Dodson, President
Parnassus Investments

THE PARNASSUS FUNDS	15

THE PARNASSUS FIXED - INCOME FUND

As of September 30, 2009, the NAV of the Parnassus Fixed-Income Fund was $16.98, producing a total return for the quarter of 4.38% (including dividends). This compares to a gain of 6.59% for the Lipper A-Rated Bond Fund Average, which represents the average return of all A-rated bond funds followed by Lipper Inc. (“Lipper average”) and a gain of 4.16% for the Barclays Capital U.S. Government/Credit Bond Index (“Barclays Capital index”). Since the beginning of the year, the total return for the Fund was 7.23% compared to a gain of 4.74% for the Barclays Capital index and a gain of 13.76% for the Lipper average.

Below is a table comparing the performance of the Fund with that of the Barclays Capital index and the Lipper average. Average annual total returns are for the one-, three-, five- and ten-year periods. The 30-day SEC yield for the Fund for September 2009 was 2.54%. We’re pleased to report that our long-term returns are better than the Lipper average for the three-, five- and ten-year periods as of the end of the quarter.

Average Annual Total Returns for periods ended September 30, 2009	One Year	Three Years	Five Years	Ten Years	Gross Expense Ratio	Net Expense Ratio

PARNASSUS FIXED-INCOME FUND	11.40%	5.85%	5.45%	5.94%	0.90%	0.77%

Lipper A-Rated Bond

Fund Average	11.47%	3.97%	3.47%	5.25%	NA	NA

Barclays Capital

U.S. Government/Credit

Bond Index	11.46%	6.25%	4.92%	6.32%	NA	NA

Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted. Current performance information to the most recent month-end is available on the Parnassus Investments website (www.parnassus.com). Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns shown in the table do not reflect the deduction of taxes a shareholder would pay in fund distributions or redemption of shares. The Barclays Capital U.S. Government/ Credit Bond Index is an unmanaged index of bonds, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees, or taxes into account, but mutual fund returns do. Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus, which contains this and other information. The prospectus is on the Parnassus Investments website, or one can be obtained by calling (800) 999-3505. As described in the Fund’s current prospectus dated May 1, 2009, Parnassus Investments has contractually agreed to limit the total operating expenses to 0.87% of net assets, exclusive of acquired fund fees, until May 1, 2010. This limitation may be continued indefinitely by the Adviser on a year-to-year basis.

Third Quarter Review

During the third quarter, investors received mixed reports concerning the health of the U.S. economy. On the one hand, aggressive cost controls helped corporate earnings perform better than expected, and news from the housing market showed encouraging improvements in home prices. On the other hand, the labor market continues to deteriorate, which is restraining a robust recovery. Since the recession began in December 2007, 7.2 million jobs have been lost, and there are now six unemployed people for every job opening, the worst ratio since the Labor Department began tracking the data in 2000.

Surprisingly, all asset classes posted solid gains amid this mixed bag of news. The equity and bond markets cheered the solid corporate earnings, while the Treasury market took comfort in a still shaky economic recovery. For the quarter, U.S. corporate bonds returned 7.5% according to the Barclays Capital U.S. Credit Bond Index, outperforming the Barclays Capital U.S. Government Bond Index by 5.5%.

The Fund was well positioned to benefit from this environment. For the quarter, the Fund performed better than the Barclays Capital U.S. Government/Credit Bond index. The reason is that we had more exposure to corporate and convertible bonds. We also held fewer U.S. government securities than our benchmark. Our investments in corporate bonds contributed the most to the quarterly performance, adding 29¢ per share. Meanwhile, the convertible holdings increased the NAV by 16¢ per share and U.S. agencies and Treasuries contributed a total of 7¢ per share.

16	THE PARNASSUS FUNDS

However, the Fund’s performance trailed the Lipper average during the quarter. Our conservative investment philosophy and lack of exposure to asset-backed securities such as commercial mortgage-backed securities hurt the performance. These securities returned close to 13% during the third quarter and are up more than 24% so far this year.

Outlook and Strategy

My economic outlook and investment strategy have not substantially changed since the last quarterly report. I continue to expect a sluggish and volatile economic recovery. I think we are witnessing a secular, not merely cyclical, change in households’ attitude toward less debt, more savings and reduced discretionary spending. Retail sales have fallen by 10% since peaking in November 2007. This is a much more severe decline than in the recession of 2001, when retail sales barely decreased. Also, the latest data from the Federal Reserve showed that the household sector paid down debt for the fourth consecutive quarter. Combined with a still weak job market, these trends will likely limit consumption growth, because spending can only increase through higher employment and income or increased borrowing.

There have been no significant changes made to the portfolio since last quarter. As of the end of the quarter, corporate bonds continue to be the largest holding at 39% of the total net assets. The majority of these bonds have a credit rating of “A” or better and should continue to perform well as the economy slowly emerges from the recession. Since there remains a lot of slack in the U.S. economy, and households are still focusing on reducing their indebtedness, the risk of rapid inflation is relatively remote for now. This means that the Federal Reserve will keep short-term interest rates low, and long-term interest rates will also stay range bound. We continue to hold our investments in agency and Treasury bonds, as they would benefit from this low interest rate environment. As always, we will continue to look for opportunities to increase the Fund’s total return while focusing on capital preservation.

Parnassus Fixed-Income Fund Portfolio Composition as of September 30, 2009 (percentage of net assets)
Portfolio Composition
Convertible Bonds	15.8%
Corporate Bonds	39.1%
Equities	0.9%
U.S. Government Agency Bonds	22.9%
U.S. Government Treasury Bonds	16.6%
Municipal Bonds	2.4%
Short-term Investments,
Other Assets and Liabilities	2.3%

Portfolio characteristics and holdings are subject to change periodically.

Thank you for investing in the Parnassus Fixed-Income Fund.

Yours truly,

Minh T. Bui
Portfolio Manager

THE PARNASSUS FUNDS	17

SOCIAL NOTES

by Jerome L. Dodson and Milton Moskowitz

One of the long-standing problems of evaluating the social performance of companies has been the lack of meaningful information about their environmental impact. What constitutes a “green company?” What reliable measurements are available to make judgments? Now there has been a solid advance on this front: Newsweek’s ranking of “The Greenest Companies in America,” which appeared in the magazine’s September 28th issue. With the help of three different organizations, Newsweek ranked the 500 largest U.S. companies on their contributions to environmental protection.

To come up with green scores for each of these companies, Newsweek relied on calculations made by Trucost, KLD Research & Analytics and CorporateRegister.com. Trucost is an environmental research outfit that rates companies on more than 700 metrics, including water use and acid rain emissions. KLD has long been a leader in tracking social responsibility policies and practices. CorporateRegister.com collects information on corporate social responsibility initiatives. The analyses made by Trucost and KLD accounted for 90% of the score; CorporateRegister.com did a reputation survey, polling CEOs, environmental officers and academics. Their findings accounted for 10% of the score.

So much for the methodology. Results ranged from a 100 score for Hewlett-Packard, in first place, to a score of 1 for Peabody Energy, in 500th place. The good news is that Parnassus portfolio companies made a strong showing on this “green” list. Forty-five companies held by Parnassus Funds are ranked and 14 show up in the top 50 rankings. These 14 (and their rank) are: Johnson & Johnson (3), Intel (4), Nike (7), Applied Materials (9), Cisco Systems (12), Wells Fargo (13), Adobe Systems (16), Texas Instruments (23), Avon (25), Procter & Gamble (26), American Express (29), Microsoft (31), 3M (40) and JPMorgan Chase (41).

In the next flight, 50 to 100, we find: Autodesk (55), Medtronic (65), Whole Foods Market (67), Yahoo (69), Target (70), Accenture (75), eBay (76), Google (78) and FedEx (93). Rounding out the Parnassus representation on this green list are: Goldman Sachs (110), Symantec (114), Lowe’s (117), Charles Schwab (122), Nordstrom (136), Devon Energy (160), Costco (200), AFLAC (234), Walgreens (235), Paychex (263), Sysco (272), MDU Resources (292), Intuit (302), DR Horton (305), Coach (328), Apache (328), Valero Energy (332), McCormick (340), Corning (352), Cardinal Health (369), Sunoco (425) and McAfee (467).

18	THE PARNASSUS FUNDS

Some features singled out by Newsweek were these: Wells Fargo has provided $5 billion in financing for green businesses, including $1.65 billion for solar and wind projects and $3 billion for green buildings . . . Intel now partially ties every employee’s bonus to how well the company does in meeting sustainability goals . . . Nike is now requiring its 650 contract factories in 52 countries to produce written environmental policies.

Parnassus companies also fared well in the annual survey conducted by Working Mother magazine on the 100 Best Companies for Working Mothers. Eleven Parnassus holdings made this list. They are: Accenture, American Express, Cisco Systems, First Horizon, Goldman Sachs, Intel, Johnson & Johnson, Microsoft, JPMorgan Chase, Procter & Gamble and Texas Instruments. Some highlights:

At Cisco’s campus in Silicon Valley, a huge child care center (caring for 400 children of employees), a 48,000 square foot fitness center and a medical clinic have all been consolidated under one roof . . . Working mothers at First Horizon can leave a voicemail message for the CEO and be assured that it will be answered promptly . . . Employees at Johnson & Johnson are now eligible for an additional 40 paid hours off to take care of family responsibilities . . . At Texas Instruments, employees who adopt a child get two weeks off with full pay and up to $4,000 to cover costs.

Finally, software giant Microsoft has joined the small group of companies giving shareholders the right to approve or disapprove executive compensation. About a dozen companies, led by Parnassus holding AFLAC, have put this provision in place.

THE PARNASSUS FUNDS	19

THE PARNASSUS FUND

Summary Portfolio as of September 30, 2009 (unaudited)

Shares	Equities	Market Value	Per Share	Percent of Net Assets
1,210,000	Applied Materials Inc.	$16,214,000	$13.40	4.7%
28,000	Google Inc.	13,883,800	495.85	4.1%
840,000	CIENA Corp.	13,675,200	16.28	4.0%
400,000	American Express Co.	13,560,000	33.90	4.0%
470,000	Wells Fargo & Co.	13,244,600	28.18	3.9%
280,000	Target Corp.	13,070,400	46.68	3.8%
1,100,000	DR Horton Inc.	12,551,000	11.41	3.7%
790,000	Corning Inc.	12,094,900	15.31	3.5%
490,000	Texas Instruments Inc.	11,608,100	23.69	3.4%
230,000	Teleflex Inc.	11,111,300	48.31	3.2%
530,000	Lowe’s Cos., Inc.	11,098,200	20.94	3.2%
470,000	Cisco Systems Inc.	11,063,800	23.54	3.2%
560,000	Intel Corp.	10,959,200	19.57	3.2%
980,000	Pulte Homes Inc.	10,770,200	10.99	3.1%
55,000	Goldman Sachs Group Inc.	10,139,250	184.35	3.0%
480,000	Altera Corp.	9,844,800	20.51	2.9%
410,000	Autodesk Inc.	9,758,000	23.80	2.9%
590,000	Symantec Corp.	9,717,300	16.47	2.8%
270,000	Lam Research Corp.	9,223,200	34.16	2.7%
470,000	Valero Energy Corp.	9,113,300	19.39	2.7%
510,000	KB Home	8,471,100	16.61	2.5%
530,000	Seagate Technology	8,061,300	15.21	2.4%
200,000	Accenture PLC	7,454,000	37.27	2.2%
630,000	W&T Offshore Inc.	7,377,300	11.71	2.2%
310,000	VeriSign Inc.	7,343,900	23.69	2.1%
360,000	Toll Brothers Inc.	7,034,400	19.54	2.0%
480,000	First Horizon National Corp.	6,350,400	13.23	1.9%
125,000	Deere & Company	5,365,000	42.92	1.6%
300,000	Yahoo! Inc.	5,343,000	17.81	1.6%
90,000	Genzyme Corp.	5,105,700	56.73	1.5%
160,000	Waste Management Inc.	4,771,200	29.82	1.4%
120,000	Citrix Systems Inc.	4,707,600	39.23	1.4%
120,000	Walgreen Co.	4,496,400	37.47	1.3%
320,000	TCF Financial Corp.	4,172,800	13.04	1.2%
50,000	Nike Inc.	3,235,000	64.70	0.9%
110,000	Paychex Inc.	3,195,500	29.05	0.9%
100,000	Whole Foods Market Inc.	3,049,000	30.49	0.9%
90,000	Microsoft Corp.	2,330,100	25.89	0.7%
50,000	Medtronic Inc.	1,840,000	36.80	0.5%
30,000	JPMorgan Chase & Co.	1,314,600	43.82	0.4%
20,000	Gen-Probe Inc.	828,800	41.44	0.2%
	Total investment in equities	$334,547,650		97.8%
	Total short-term securities	$9,145,321		2.6%
	Other assets and liabilities	$(1,468,954)		-0.4%
	Total net assets	$342,224,017		100.0%
	Net asset value as of September 30, 2009	$33.16

20	THE PARNASSUS FUNDS

THE PARNASSUS EQUITY INCOME FUND

Summary Portfolio as of September 30, 2009 (unaudited)

Shares	Equities	Market Value	Per Share	Percent of Net Assets
4,000,000	Waste Management Inc.	$119,280,000	$29.82	5.7%
4,500,000	Microsoft Corp.	116,505,000	25.89	5.6%
1,875,000	Procter & Gamble Co.	108,600,000	57.92	5.2%
1,670,700	Johnson & Johnson	101,728,923	60.89	4.9%
1,800,000	Teleflex Inc.	86,958,000	48.31	4.2%
2,300,000	Accenture PLC	85,721,000	37.27	4.1%
1,900,000	Energen Corp.	81,890,000	43.10	3.9%
3,273,600	Sysco Corp.	81,348,960	24.85	3.9%
3,152,500	MDU Resources Group Inc.	65,729,625	20.85	3.2%
1,500,000	Gen-Probe Inc.	62,160,000	41.44	3.0%
1,090,000	Royal Bank of Canada	58,391,300	53.57	2.8%
696,500	Praxair Inc.	56,897,085	81.69	2.7%
1,500,000	Medtronic Inc.	55,200,000	36.80	2.7%
1,865,422	Paychex Inc.	54,190,509	29.05	2.6%
1,593,350	McCormick & Co.	54,078,299	33.94	2.6%
3,950,000	Applied Materials Inc.	52,930,000	13.40	2.6%
1,330,000	AGL Resources Inc.	46,909,100	35.27	2.3%
2,618,000	Symantec Corp.	43,118,460	16.47	2.1%
1,000,000	AFLAC Inc.	42,740,000	42.74	2.1%
525,000	Burlington Northern Santa Fe Corp.	41,910,750	79.83	2.0%
825,000	Novartis AG (ADR)	41,563,500	50.38	2.0%
1,600,000	Black Hills Corp.	40,272,000	25.17	1.9%
75,000	Google Inc.	37,188,750	495.85	1.8%
570,700	Nike Inc.	36,924,290	64.70	1.8%
980,000	Cooper Industries PLC	36,818,600	37.57	1.8%
3,136,500	W&T Offshore Inc.	36,728,415	11.71	1.8%
380,000	Apache Corp.	34,895,400	91.83	1.7%
675,000	Northwest Natural Gas Co.	28,120,500	41.66	1.4%
954,351	WD-40 Co.	27,103,569	28.40	1.3%
400,000	Danaher Corp.	26,928,000	67.32	1.3%
611,700	Deere & Company	26,254,164	42.92	1.3%
350,000	3M Co.	25,830,000	73.80	1.2%
500,000	Teva Pharmaceutical Industries Ltd. (ADR)	25,280,000	50.56	1.2%
1,600,600	Glacier Bancorp Inc.	23,912,964	14.94	1.2%
1,750,000	TCF Financial Corp.	22,820,000	13.04	1.1%
1,100,000	Valero Energy Corp.	21,329,000	19.39	1.0%
650,000	Pentair Inc.	19,188,000	29.52	0.9%
600,000	IDEX Corp.	16,770,000	27.95	0.8%
700,000	VeriSign Inc.	16,583,000	23.69	0.8%
50,000	Alcon Inc.	6,933,500	138.67	0.3%
215,242	Otter Tail Corp.	5,150,741	23.93	0.2%

	Total investment in equities	$1,972,881,404		95.0%

THE PARNASSUS FUNDS	21

THE PARNASSUS EQUITY INCOME FUND

Summary Portfolio as of September 30, 2009 (unaudited) continued

Principal Amount $	Community Loans	Market Value	Per Share	Percent of Net Assets
1,000,000	MicroVest I, LP Note
	5.88%, matures 10/15/2009	$998,041		0.1%
1,000,000	MicroVest I, LP Note
	5.88%, matures 12/15/2010	927,670		0.0%
500,000	MicroVest I, LP Note
	5.88%, matures 03/15/2010	486,437		0.0%

	Total investment in community loans	$2,412,148		0.1%
	Total long-term investments	$1,975,293,552		95.1%
	Total short-term securities	$152,599,723		7.4%
	Other assets and liabilities	$(52,528,818)		-2.5%

	Total net assets	$2,075,364,457		100.0%

	Net asset value as of September 30, 2009
	Investor shares	$22.41
	Institutional shares	$22.46

22	THE PARNASSUS FUNDS

THE PARNASSUS MID - CAP FUND

Summary Portfolio as of September 30, 2009 (unaudited)

Shares	Equities	Market Value	Per Share	Percent of Net Assets
29,000	Waste Management Inc.	$864,780	$29.82	5.1%
15,000	Gen-Probe Inc.	621,600	41.44	3.7%
29,500	MDU Resources Group Inc.	615,075	20.85	3.6%
18,000	McCormick & Co.	610,920	33.94	3.6%
23,500	Sysco Corp.	583,975	24.85	3.4%
15,500	Cooper Industries PLC	582,335	37.57	3.4%
7,250	C. R. Bard Inc.	569,923	78.61	3.4%
35,000	Glacier Bancorp Inc.	522,900	14.94	3.1%
12,000	AFLAC Inc.	512,880	42.74	3.0%
10,500	Teleflex Inc.	507,255	48.31	3.0%
37,500	Applied Materials Inc.	502,500	13.40	3.0%
30,000	Symantec Corp.	494,100	16.47	2.9%
17,000	Paychex Inc.	493,850	29.05	2.9%
14,000	DENTSPLY International Inc.	483,560	34.54	2.8%
12,500	Accenture PLC	465,875	37.27	2.8%
16,000	Intuit Inc.	456,000	28.50	2.7%
16,000	Sunoco Inc.	455,200	28.45	2.7%
10,000	Varian Medical Systems Inc.	421,300	42.13	2.5%
10,500	Citrix Systems Inc.	411,915	39.23	2.4%
16,000	Autodesk Inc.	380,800	23.80	2.2%
12,000	Pentair Inc.	354,240	29.52	2.1%
10,600	Adobe Systems Inc.	350,224	33.04	2.1%
9,000	Cognizant Technology Solutions Corp.	347,940	38.66	2.0%
5,100	Danaher Corp.	343,332	67.32	2.0%
11,000	Nordstrom Inc.	335,940	30.54	2.0%
7,000	Ecolab Inc.	323,610	46.23	1.9%
3,700	Praxair Inc.	302,253	81.69	1.8%
7,000	Energen Corp.	301,700	43.10	1.8%
7,000	Deere & Company	300,440	42.92	1.8%
9,000	Coach Inc.	296,280	32.92	1.7%
11,000	Microchip Technology Inc.	291,500	26.50	1.7%
3,500	Burlington Northern Santa Fe Corp.	279,405	79.83	1.6%
14,000	SEI Investments Co.	275,520	19.68	1.6%
10,000	Cardinal Health Inc.	268,000	26.80	1.6%
3,000	Transocean Ltd.	256,590	85.53	1.5%
5,600	EQT Corp.	238,560	42.60	1.4%
10,500	Synopsys Inc.	235,410	22.42	1.4%
5,000	XTO Energy Inc.	206,600	41.32	1.2%
6,100	Check Point Software Technologies Ltd.	172,935	28.35	1.0%
3,500	Fiserv Inc.	168,700	48.20	1.0%
6,500	Charles Schwab Corp.	124,475	19.15	0.7%
2,700	McAfee Inc.	118,233	43.79	0.7%
5,000	CareFusion Corp.	109,000	21.80	0.6%
1,500	Ultra Petroleum Corp.	73,440	48.96	0.4%
	Total investment in equities	$16,631,070		97.8%
	Total short-term securities	$432,680		2.5%
	Other assets and liabilities	$ -52,940		-0.3%
	Total net assets	$17,010,810		100.0%
	Net asset value as of September 30, 2009	$15.03

THE PARNASSUS FUNDS	23

THE PARNASSUS SMALL - CAP FUND

Summary Portfolio as of September 30, 2009 (unaudited)

Shares	Equities	Market Value	Per Share	Percent of Net Assets
290,000	CIENA Corp.	$4,721,200	$16.28	4.9%
105,000	Gen-Probe Inc.	4,351,200	41.44	4.5%
370,000	W&T Offshore Inc.	4,332,700	11.71	4.5%
95,000	Ormat Technologies Inc.	3,877,900	40.82	4.0%
80,000	Teleflex Inc.	3,864,800	48.31	4.0%
140,000	Administaff Inc.	3,677,800	26.27	3.8%
65,000	Nordson Corp.	3,645,850	56.09	3.8%
320,000	Pulte Homes Inc.	3,516,800	10.99	3.7%
370,000	Mentor Graphics Corp.	3,444,700	9.31	3.6%
185,000	KB Home	3,072,850	16.61	3.2%
100,000	Graco Inc.	2,787,000	27.87	2.9%
45,000	Compass Minerals International Inc.	2,772,900	61.62	2.9%
200,000	TCF Financial Corp.	2,608,000	13.04	2.7%
155,000	Websense Inc.	2,604,000	16.80	2.7%
175,000	Quicksilver Resources Inc.	2,483,250	14.19	2.6%
100,000	VeriSign Inc.	2,369,000	23.69	2.5%
140,000	Cognex Corp.	2,293,200	16.38	2.4%
65,000	AGL Resources Inc.	2,292,550	35.27	2.4%
52,000	Cymer Inc.	2,020,720	38.86	2.1%
98,000	Toll Brothers Inc.	1,914,920	19.54	2.0%
55,000	Terra Industries Inc.	1,906,850	34.67	2.0%
60,000	Whole Foods Market Inc.	1,829,400	30.49	1.9%
160,000	DR Horton Inc.	1,825,600	11.41	1.9%
120,000	First Horizon National Corp.	1,587,600	13.23	1.7%
75,000	SEI Investments Co.	1,476,000	19.68	1.5%
90,000	Glacier Bancorp Inc.	1,344,600	14.94	1.4%
57,000	Jack Henry & Associates Inc.	1,337,790	23.47	1.4%
200,000	Harmonic Inc.	1,336,000	6.68	1.4%
35,000	Analogic Corp.	1,295,700	37.02	1.4%
90,000	Mariner Energy Inc.	1,276,200	14.18	1.3%
45,000	Simpson Manufacturing Co., Inc.	1,136,700	25.26	1.2%
29,000	Lam Research Corp.	990,640	34.16	1.1%
140,000	Tellabs Inc.	968,800	6.92	1.0%
150,000	ClickSoftware Technologies Ltd.	943,500	6.29	1.0%
21,000	Northwest Natural Gas Co.	874,860	41.66	0.9%
28,650	Nash Finch Company	783,291	27.34	0.8%
15,000	Energen Corp.	646,500	43.10	0.7%
20,000	LHC Group Inc.	598,600	29.93	0.6%
20,000	Baldor Electric Co.	546,800	27.34	0.6%
10,000	Black Hills Corp.	251,700	25.17	0.3%
20,000	Finisar Corp.	193,600	9.68	0.2%
5,941	Otter Tail Corp.	142,168	23.93	0.1%
1,000	United Natural Foods Inc.	23,920	23.92	0.0%

	Total investment in equities	$85,968,159		89.6%
	Total short-term securities	$12,091,180		12.6%
	Other assets and liabilities	$(2,130,747)		-2.2%

	Total net assets	$95,928,592		100.0%

	Net asset value as of September 30, 2009	$17.89

24	THE PARNASSUS FUNDS

THE PARNASSUS WORKPLACE FUND

Summary Portfolio as of September 30, 2009 (unaudited)

Shares	Equities	Market Value	Per Share	Percent of Net Assets
210,000	Symantec Corp.	$3,458,700	$16.47	4.9%
250,000	Applied Materials Inc.	3,350,000	13.40	4.8%
200,000	Corning Inc.	3,062,000	15.31	4.4%
120,000	Cisco Systems Inc.	2,824,800	23.54	4.0%
60,000	Deere & Company	2,575,200	42.92	3.7%
115,000	MDU Resources Group Inc.	2,397,750	20.85	3.4%
115,000	Altera Corp.	2,358,650	20.51	3.4%
80,000	Paychex Inc.	2,324,000	29.05	3.3%
40,000	Genzyme Corp.	2,269,200	56.73	3.2%
90,000	Autodesk Inc.	2,142,000	23.80	3.1%
95,000	Lowe’s Cos., Inc.	1,989,300	20.94	2.8%
30,000	Nike Inc.	1,941,000	64.70	2.8%
40,000	Target Corp.	1,867,200	46.68	2.7%
140,000	TCF Financial Corp.	1,825,600	13.04	2.6%
85,000	Intel Corp.	1,663,450	19.57	2.4%
120,000	First Horizon National Corp.	1,587,600	13.23	2.2%
80,000	Valero Energy Corp.	1,551,200	19.39	2.2%
55,000	Graco Inc.	1,532,850	27.87	2.2%
40,000	Medtronic Inc.	1,472,000	36.80	2.1%
26,000	Costco Wholesale Corp.	1,467,960	56.46	2.1%
26,000	Nordson Corp.	1,458,340	56.09	2.0%
20,000	Devon Energy Corp.	1,346,600	67.33	1.9%
55,000	Texas Instruments Inc.	1,302,950	23.69	1.9%
50,000	Simpson Manufacturing Co., Inc.	1,263,000	25.26	1.8%
80,000	Seagate Technology	1,216,800	15.21	1.7%
45,000	Microsoft Corp.	1,165,050	25.89	1.7%
30,000	Walgreen Co.	1,124,100	37.47	1.6%
30,000	Accenture PLC	1,118,100	37.27	1.6%
39,000	Wells Fargo & Co.	1,099,020	28.18	1.5%
55,000	SEI Investments Co.	1,082,400	19.68	1.5%
2,100	Google Inc.	1,041,285	495.85	1.5%
30,000	American Express Co.	1,017,000	33.90	1.5%
50,000	Charles Schwab Corp.	957,500	19.15	1.4%
19,000	Novartis AG (ADR)	957,220	50.38	1.4%
50,000	Yahoo! Inc.	890,500	17.81	1.3%
4,000	Goldman Sachs Group Inc.	737,400	184.35	1.1%
17,000	Citrix Systems Inc.	666,910	39.23	1.0%
15,000	Northwest Natural Gas Co.	624,900	41.66	0.9%
20,000	Whole Foods Market Inc.	609,800	30.49	0.9%
7,000	FedEx Corp.	526,540	75.22	0.8%
7,000	3M Co.	516,600	73.80	0.7%
15,000	Nordstrom Inc.	458,100	30.54	0.6%
16,000	eBay Inc.	377,760	23.61	0.5%
10,000	Adobe Systems Inc.	330,400	33.04	0.5%
7,000	Canon Inc. (ADR)	279,930	39.99	0.4%

	Total investment in equities	$65,828,665		94.0%
	Total short-term securities	$5,195,949		7.4%
	Other assets and liabilities	$(1,007,783)		-1.4%

	Total net assets	$70,016,831		100.0%

	Net asset value as of September 30, 2009	$18.28

THE PARNASSUS FUNDS	25

THE PARNASSUS FIXED - INCOME FUND

Summary Portfolio as of September 30, 2009 (unaudited)

Principal Amount $	Convertible Bonds	Market Value	Per Share	Percent of Net Assets
4,000,000	Maxtor Corp. Convertible Bond
	Notes, 6.80%, due 04/30/2010	$4,075,000	$101.88	3.2%
4,000,000	Hologic Inc. Convertible Bond
	Notes, 2.00%, due 12/15/2037	3,270,000	81.75	2.5%
3,000,000	Transocean Inc. Convertible Bond
	Notes, 1.63%, due 12/15/2037	2,985,000	99.50	2.3%
3,000,000	SL Green Realty Convertible Bond
	Notes, 4.00%, due 06/15/2025	2,970,000	99.00	2.3%
2,500,000	Prologis Convertible Bond
	Notes, 1.88%, due 11/15/2037	2,134,375	85.38	1.7%
2,000,000	Millipore Corp. Convertible Bond
	Notes, 3.75%, due 06/01/2026	2,080,000	104.00	1.6%
2,000,000	Medtronic Inc. Convertible Bond
	Notes, 1.50%, due 04/15/2011	1,990,000	99.50	1.5%
1,000,000	Intel Corp. Convertible Bond
	Notes, 2.95%, due 12/15/2035	892,500	89.25	0.7%

	Total investment in convertible bonds	$20,396,875		15.8%

Principal Amount $	Corporate Bonds	Market Value	Per Share	Percent of Net Assets
3,000,000	Waste Management Inc.
	Notes, 6.38%, due 03/11/2015	$3,319,464	$110.65	2.6%
3,000,000	Genentech Inc.
	Notes, 4.75%, due 07/15/2015	3,236,715	107.89	2.5%
2,800,000	Cisco Systems Inc.
	Notes, 5.50%, due 02/22/2016	3,083,234	110.12	2.4%
2,500,000	AFLAC Inc.
	Notes, 8.50%, due 05/15/2019	2,980,175	119.21	2.3%
2,000,000	Valero Energy Corp.
	Notes, 9.38%, due 03/15/2019	2,330,548	116.53	1.8%
2,000,000	International Business Machines Corp.
	Notes, 6.50%, due 10/15/2013	2,279,992	114.00	1.8%
2,000,000	Waste Management Inc.
	Notes, 7.13%, due 12/15/2017	2,224,408	111.22	1.7%
2,000,000	Procter & Gamble Co.
	Notes, 4.95%, due 08/15/2014	2,196,134	109.81	1.7%
2,000,000	Burlington Northern Santa Fe Corp.
	Notes, 5.65%, due 05/01/2017	2,151,872	107.59	1.7%
2,000,000	Charles Schwab Corp.
	Notes, 4.95%, due 06/01/2014	2,108,838	105.44	1.7%
2,000,000	Intuit Inc.
	Notes, 5.75%, due 03/15/2017	2,091,506	104.58	1.6%
2,000,000	Wells Fargo & Co.
	Notes, 3.00%, due 12/09/2011	2,071,232	103.56	1.6%

26	THE PARNASSUS FUNDS

Summary Portfolio as of September 30, 2009 (unaudited)

Principal Amount $	Corporate Bonds	Market Value	Per Share	Percent of Net Assets
2,000,000	Praxair Inc.
	Notes, 4.50%, due 08/15/2019	$2,062,618	$103.13	1.6%
2,000,000	Charles Schwab Corp.
	Notes, 8.05%, due 03/01/2010	2,058,406	102.92	1.6%
2,000,000	AGL Capital Corp.
	Notes, 5.25%, due 08/15/2019	2,052,730	102.64	1.6%
2,000,000	JPMorgan Chase & Co.
	Notes, 2.63%, due 12/01/2010	2,044,296	102.21	1.6%
2,000,000	Burlington Northern Santa Fe Corp.
	Notes, 4.70%, due 10/01/2019	2,023,816	101.19	1.6%
2,000,000	Southwest Airlines 07-1 Trust
	Notes, 6.15%, due 08/01/22	2,000,000	100.00	1.5%
1,875,000	Praxair Inc.
	Notes, 4.38%, due 03/31/2014	1,986,499	105.95	1.5%
1,493,000	Target Corp.
	Notes, 5.13%, due 01/15/2013	1,608,055	107.71	1.2%
1,500,000	Goldman Sachs Inc.
	Notes, 5.75%, due 10/01/2016	1,570,971	104.73	1.2%
1,000,000	Verizon Communications Inc.
	Notes, 5.55%, due 02/15/2016	1,082,799	108.28	0.8%
1,000,000	Goldman Sachs Inc.
	Notes, 5.63%, due 01/15/2017	1,007,434	100.74	0.8%
500,000	Procter & Gamble Co.
	Notes, 3.50%, due 02/15/2015	512,045	102.41	0.4%
400,000	Target Corp.
	Notes, 7.50%, due 08/15/2010	422,900	105.73	0.3%

	Total investment in corporate bonds	$50,506,687		39.1%

Shares	Equities	Market Value	Per Share	Percent of Net Assets
30,000	ONEOK Inc.	$1,098,600	$36.62	0.9%

Principal Amount $	Municipal Bonds	Market Value	Per Share	Percent of Net Assets
3,000,000	State of California
	5.65%, due 04/01/2039	$3,160,680	$105.36	2.4%

THE PARNASSUS FUNDS	27

THE PARNASSUS FIXED - INCOME FUND

Summary Portfolio as of September 30, 2009 (unaudited) continued

Principal Amount $	U.S. Government Agency Bonds	Market Value	Per Share	Percent of Net Assets
3,000,000	Freddie Mac
	4.00%, due 06/12/2013	$3,204,615	$106.82	2.5%
3,000,000	Federal Farm Credit Bank
	5.41%, due 11/07/2016	3,161,448	105.38	2.4%
3,000,000	Federal Home Loan Bank System
	2.88%, due 03/11/2011	3,090,555	103.02	2.4%
2,000,000	Freddie Mac
	5.50%, due 08/23/2017	2,276,676	113.83	1.8%
2,000,000	Federal Home Loan Bank System
	5.25%, due 09/13/2013	2,228,204	111.41	1.7%
2,000,000	Freddie Mac
	5.05%, due 01/26/2015	2,216,050	110.80	1.7%
2,000,000	Fannie Mae
	5.00%, due 03/02/2015	2,197,126	109.86	1.7%
2,000,000	Federal Home Loan Bank System
	5.50%, due 11/17/2016	2,129,920	106.50	1.7%
2,000,000	Private Export Funding
	4.38%, due 03/15/2019	2,066,360	103.32	1.6%
2,000,000	Freddie Mac
	3.75%, due 03/27/2019	2,000,976	100.05	1.5%
1,500,000	Federal Home Loan Bank System
	5.25%, due 09/12/2014	1,687,098	112.47	1.3%
1,500,000	Federal Home Loan Bank System
	5.13%, due 03/10/2017	1,644,875	109.66	1.3%
1,500,000	Federal Home Loan Bank System
	5.00%, due 09/14/2012	1,637,995	109.20	1.3%

	Total investment in
	U.S. government agency bonds	$29,541,898		22.9%

28	THE PARNASSUS FUNDS

Summary Portfolio as of September 30, 2009 (unaudited)

Principal Amount $	U.S. Government Treasury Bonds	Market Value	Per Share	Percent of Net Assets
4,000,000	U.S. Treasury
	4.50%, due 02/28/2011	$4,218,752	$105.47	3.3%
4,000,000	U.S. Treasury
	3.75%, due 11/15/2018	4,139,064	103.48	3.2%
2,500,000	U.S. Treasury
	3.63%, due 08/15/2019	2,566,015	102.64	2.0%
2,345,180	U.S. Treasury (TIPS)
	1.88%, due 07/15/2013	2,422,864	103.31	1.8%
2,000,000	U.S. Treasury
	3.13%, due 09/30/2013	2,095,782	104.79	1.6%
2,000,000	U.S. Treasury
	2.63%, due 06/30/2014	2,035,624	101.78	1.6%
2,056,000	U.S. Treasury (TIPS)
	1.75%, due 01/15/2028	1,969,905	95.81	1.5%
1,028,000	U.S. Treasury (TIPS)
	1.63%, due 01/15/2018	1,038,280	101.00	0.8%
1,000,000	U.S. Treasury
	1.50%, due 07/15/2012	1,005,000	100.50	0.8%

	Total investment in
	U.S. government treasury bonds	$21,491,286		16.6%
	Total long-term investments	$126,196,026		97.7%
	Total short-term securities	$2,143,226		1.7%
	Other assets and liabilities	$865,112		0.6%

	Total net assets	$129,204,364		100.0%

	Net asset value as of September 30, 2009	$16.98

THE PARNASSUS FUNDS	29

Investment Adviser
Parnassus Investments
1 Market Street, Suite 1600
San Francisco, CA 94105

Legal Counsel
Foley & Lardner LLP
777 E. Wisconsin Ave.
Milwaukee, WI 53202

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
50 Fremont Street
San Francisco, CA 94105

Distributor
Parnassus Funds Distributor
1 Market Street, Suite 1600
San Francisco, CA 94105

Printed on recycled paper with soy-based ink.

THE PARNASSUS FUNDS

1 Market Street, Suite 1600 San Francisco, CA 94105 (800) 999-3505 (415) 778-0200 www.parnassus.com

Investment Adviser

Independent Registered

Parnassus Investments

Public Accounting Firm

1Market Street, Suite 1600

Deloitte & Touche LLP

San Francisco, CA 94105

50 Fremont Street

San Francisco, CA 94105

Legal Counsel

Foley & Lardner LLP

Distributor

777 E. Wisconsin Ave.

Parnassus Funds Distributor

Milwaukee, WI 53202

1Market Street, Suite 1600

San Francisco, CA 94105

This report must be preceded or accompanied by a current prospectus.

Printed on recycled paper with soy-based ink.